SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C.   20549
                  ________________

                      FORM 8-K
                  ________________

                   Current Report
       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 24, 1997


                     ATLANTIC RICHFIELD COMPANY
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                              Delaware
            ----------------------------------------------
            (State or other jurisdiction of incorporation)


             1-1196                                  23-0371610
    ------------------------                     ------------------
    (Commission File Number)                      (IRS Employer
                                                 Identification No.)


    515 South Flower Street, Los Angeles, California       90071
   -------------------------------------------------      -------
      (Address of principal executive offices)           (Zip Code)


    Registrant's telephone number, including area code: (213) 486-3511


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     Press Release, dated March 24, 1997, concerning
ARCO's stock split and increase in quarterly cash dividend.


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


                      SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC RICHFIELD COMPANY


                               /s/ ALLAN L. COMSTOCK
                              ________________________________
                              Allan L. Comstock
                              Vice President and Controller


Dated:  March 24, 1997


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